Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Victor M. Garcia certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A of CAI International, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2020

	By:	/s/ VICTOR M. GARCIA
Victor M. Garcia
President and Chief Executive Officer